SECRITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): August 17, 1998


                                   COMC, INC.
             (Exact Name of Registrant as Specified in its Charter)



              Illinois                        0-16472                 36-3021754
  (State or Other Jurisdiction of      (Commission       (I.R.S. Employer
   Incorporation or Organization)       File Number)      Identification Number)




         400 N. Glenoaks Boulevard, Burbank, California                  91502
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (818) 556-3333





(Former Name or Former Address if Changed Since Last Report)




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Item 2.  Acquisition or Disposition of Assets.

         On August 17, 1998, COMC, Inc., an Illinois corporation ("Registrant"), consummated the acquisition of ICF Communication Systems, Inc., a California corporation ("ICF"). Under the terms of the Agreement and Plan of Merger dated July 24, 1998 (as amended on August 3, 1998, the "Agreement") ICF merged with and into a wholly-owned subsidiary of Registrant that had been especially organized for purposes of this transaction (the "Merger"). In connection with the Merger, ICF's name will be changed to ICF Communication Solutions, Inc. In consideration for the Merger, the two principals of ICF received an aggregate payment valued at $14,000,000, as follows: $1,500,000 in cash at the closing of the transaction; $1,500,000 in promissory notes due and payable January 5, 1999 secured by all accounts receivable of ICF; $1,000,000 in promissory notes due and payable January 4, 1999; $1,000,000 in promissory notes due and payable August 17, 1999; and 6,493,506 shares of Registrant's Common Stock (the "Common Stock") valued in the aggregate at $9,000,000 or $1.386 per share. Registrant has agreed to use its best efforts to register the shares of Common Stock issued in connection with the Merger.

         In addition, under the Agreement, Messrs. Charles Lincoln and William Burns, the principal shareholders and executive officers of ICF, were elected to Registrant's Board of Directors and were appointed Chairman and President of ICF Communications Solutions, Inc., pursuant to two-year employment agreements with each of Mr. Lincoln and Burns, providing, among other things, for annual salaries of $135,000 as well as annual bonuses at the discretion of Registrant's Board of Directors.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)               Financial Statements

         Financial statements of businesses acquired will be filed in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

         (b)               Pro Forma Financial Information

         Pro forma financial information will be filed in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

         (c)               Exhibits

         (1) Agreement and Plan of Merger dated as of July 24, 1998, by and among COMC, Inc., COMC Acquisition Corp., ICF Communication Systems Inc., William M. Burns and Charles E. Lincoln.*

         (2)  Amendment No. 1 to the Agreement dated August 3, 1998.


         * The Agreement and Plan of Merger includes as exhibits the various promissory notes, employment agreements and other ancillary documents executed in connection with the Merger. However, the schedules delivered in connection therewith are all in standard form and have been omitted in accordance with rules and regulations promulgated by the Securities and Exchange Commission.





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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: August 28, 1998



                                                COMC, INC.


                                                 By: /s/
                                                    John Ackerman,
                                                    Chairman